UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2014

_____________________
 VERSO PAPER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 VERSO PAPER HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)

 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On February 21, 2014, Verso Paper Corp. issued a press release announcing the extension of the expiration date for the previously announced exchange offers and consent solicitations being conducted by its subsidiaries, Verso Paper Holdings LLC and Verso Paper Inc., with respect to their 8.75% Second Priority Senior Secured Notes due 2019 and 11⅜% Senior Subordinated Notes due 2016. A copy of the press release is included as an exhibit to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is included with this report:

Exhibit
Number	Description

99.1	Press release issued by Verso Paper Corp. on February 21, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2014

VERSO PAPER CORP.

	By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

VERSO PAPER HOLDINGS LLC

	By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Verso Paper Corp. on February 21, 2014.